The American Funds Group(R)

ICA
The Investment Company of America

[seven photographs representing the past seven decades: (1) photograph of three men building an early automobile (2) photograph of an old-time movie camera (3) photograph of two men working at an oil well (4) photograph of a propellared airplane (5) photograph of a human-size, old computer server/mainframe (6) photograph of a satellite antenna (7) close-up photograph of a computer chip]

Lessons From Seven Decades

2000 Annual Report
For the year ended December 31




[Begin Sidebar]
2000 RESULTS AT A GLANCE
Year ended December 31, 2000
(with dividends and capital gain distributions reinvested)

                     ICA            Standard & Poor's 500 Composite Index
Income Return        1.63%          1.11%
Capital Return       2.21%          -10.22%
Total Return         3.84%          - 9.11%


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
PAID IN 2000

                                  PER SHARE                 PAYMENT DATE

Income Dividends                  $0.12                     March 6
                                  $0.12                     June 5
                                  $0.12                     Sept. 5
                                  $0.13 + $0.03             Dec. 19
                                  $0.52


Capital Gain Distributions        $0.40                     March 6
                                  $1.68                     Dec. 19
                                  $2.08


EXPENSE RATIOS AND PORTFOLIO
TURNOVER RATES*
Year ended December 31, 2000

                                 ICA               INDUSTRY AVERAGE**
Expense Ratio                    0.56%             1.25%
Portfolio Turnover Rate          25%               72%

* The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
**  Growth & Income Funds, as measured by Lipper Inc.
[End Sidebar]




ICA(SM)
The Investment Company of America(R) is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

ICA seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 4 for Class A and B share results with relevant sales charges deducted. The fund's 30-day yield as of January 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 1.68%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

There are two ways to invest in this fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.



FELLOW SHAREHOLDERS

As it often has in the past, ICA stood tall against a general stock market decline, producing a positive total return for the year of 3.8%, including the benefit of reinvested dividends. A consistent long-term approach, based on careful research rather than following the crowd, enabled the fund to avoid most of the pratfalls suffered by so many investors and so many stocks.

While ICA's gain was quite modest compared with the above-average returns of the previous five years, it stands in positive contrast to the 9.1% negative total return in Standard & Poor's 500 Composite Index, which measures mostly large U.S. companies and is weighted heavily toward a few big high-technology firms. The contrast couldn't be sharper than with the 39% collapse in the Nasdaq index (which does not include dividends), where technology stocks led the fall and most of the dot-coms took the plunge headfirst.

ICA's gain also exceeded the 0.4% rise for its "peer group" as measured by the Lipper Growth & Income Fund Index.


FAREWELL EUPHORIA, HELLO REASON

The year 2000 marked the first experience many investors - professional and private - have had with what happens when promise and euphoria drive stock prices for too long. Chastened, many sought shelter in companies with a decent earnings history, and with the old-fashioned practice of paying dividends.

Moreover, a broader range of stocks are back in favor, as evidenced by these statistics: In 1999, when the S&P 500, driven by those few big stocks, rose 21%, the number of losers on the New York Stock Exchange outnumbered winners by nearly two to one. In 2000, roughly the reverse was true, with gainers easily outnumbering losers.


QUALITY WILL OUT

What helped ICA was the quality of many of its largest long-term investments, which appreciated smartly even in last year's difficult environment. Seven of its ten largest holdings were up for the year. As the list on page 2 shows, four of them were pharmaceutical stocks - Pfizer, Pharmacia, AstraZeneca and Bristol-Myers Squibb. Pharmaceuticals ended the year accounting for 9% of portfolio assets.

Losers in the group included entertainment giants Viacom and Time Warner, both of which have contributed to portfolio gains over many years and we expect will do so again in the future.

[Begin Sidebar]
LARGEST HOLDINGS
at December 31, 2000

                                                             PRICE CHANGE IN 2000

Fannie Mae                                                   +38.9%

Pfizer                                                       +41.8

Philip Morris                                                +89.8

Pharmacia                                                    +71.2

Viacom                                                       -22.6

Royal Dutch Petroleum/"Shell" Transport and Trading          + 0.2

Time Warner                                                  -27.9

Texas Instruments                                            - 2.2

AstraZeneca                                                  +19.3

Bristol-Myers Squibb                                         +15.2

[End Sidebar]


This past year's success also reflects what ICA avoided. The fund's lifetime dedication to researching each individual investment thoroughly and its willingness to resist fads - a resolve reinforced by its investment adviser's seven decades of experience - kept it out of the dot-com run-up and run down. Rather, it has participated in the various areas of technology through companies with a solid record. Many holdings were dragged down with the rest in the sell-off last year but resisted the worst of the slide.

(The feature beginning on page six examines the lessons from those seven decades. We think they have value for all investors, particularly after the events of the year 2000.)


A REFOCUS ON DIVIDENDS

When markets are rising fast, investors often forget that dividends can be an important part of total return. The income portion of ICA's objective certainly played that role last year. Total dividends of 52 cents-a-share paid by ICA in 2000 represented an income return to shareholders of 1.6%. That is two-fifths of the fund's total return for the year and exceeded the average income return for the S&P 500 of 1.1%. Reinvestment of dividends has accounted for 27% of ICA's total return over the past 20 years.

An important point about the income objective is that it means many solid, dividend-paying companies are part of the portfolio. The dividend income cushioned the impact of down markets for those stocks just as it has for ICA. Moreover, companies with dividend-paying ability tend to have more strength to resist downdrafts, whether in the stock market or the general economy.


A RETURN TO REALISTIC EXPECTATIONS

As stock markets soared over the preceding five years - and with ICA's total return averaging more than 20% annually over the period - it became increasingly difficult to restrain investor expectations. A bright side of last year's Nasdaq adventure is that it may inject some sanity into the investment world, at least for a while.

Over its lifetime, ICA has provided an attractive average annual compound return of 13.6%, which represents an edge of 1.5 percentage points above the S&P 500 for the same period (January 1, 1934 through December 31, 2000). Small as that annual edge might appear, extended over 67 years, it more than doubles the total dollar return on an investment held that long, as the chart on the next three pages shows so dramatically.

Resisting down markets has been a key part of ICA's success because it leaves less to make up when stocks recover. During last year's slide, from the high on March 24 to the low on December 20, the S&P 500 fell 16.5% with dividends reinvested. ICA slipped only 3.7% in that period. Looking back a quarter-century, there have been four declines of at least 19% in the S&P 500. In all four, ICA held up better, by margins of three to fifteen percentage points.

We thank you once again for your continuing interest in ICA and for your willingness to share our long-term approach to investing.

Sincerely,

/s/ Jon B. Lovelace, Jr.
Jon B. Lovelace, Jr.

Chairman of the Board
/s/ R. Michael Shanahan
R. Michael Shanahan
President

February 8, 2001



THE VALUE OF A LONG-TERM PERSPECTIVE (1934-2000)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 67 years, from January 1, 1934 through December 31, 2000, showing the high, low and closing values for each year. The figures in the table below the chart include the fund's total return for each of those years.

As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. During the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $47,435,122 compared with $20,738,739 in the S&P 500 Index. Over the same period, $10,000 in a savings account would have grown to $169,818 with all interest compounded.*

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1990. At that time, the table shows the value of the investment illustrated here was $10,409,027. Since then, it has more than quadrupled to $47,435,122. Thus, in the same period, the value of your 1990 investment - regardless of size - has also more than quadrupled.

*Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.


AVERAGE ANNUAL COMPOUND RETURNS

For periods ended December 31, 2000
CLASS A SHARES
reflecting 5.75% maximum sales charge
Ten Years                                                               +15.69%
Five Years                                                              +16.78%
One Year                                                                -2.13%


CLASS B SHARES

3/15-12/31/2000
reflecting 5% maximum contingent deferred sales charge (CDSC)           +0.89%*
(payable only if shares are sold)

not reflecting CDSC                                                     +5.87%*

* Class B shares were not offered before March 15, 2000. Results are total returns; they are not annualized.

[Begin Mountain Chart]
$47,435,122 /1/,/2/
ICA
with dividends reinvested

$20,738,739
S&P 500
with dividends
reinvested

$5,875,440 /1/,/3/
ICA
not including
dividends

$10,000 /1/
original
investment

Average annual compound return for 67 years:
Income Return 3.2%
Capital Return 10.3%
Total Return 13.5% /1/


COPY DATA POINTS for MTN CHART HERE FROM 1999 A/R in ASCII, add 2000, delete S&P 500 rows


S&P 500 WITH DIVIDENDS REINVESTED

YEAR        DATE        TOTAL VALUE

1934        1/1         $10,000

1934        12/31       $ 9,848

1935        12/31       $14,536

1936        12/31       $19,441

1937        12/31       $12,689

1938        12/31       $16,591

1939        12/31       $16,529

1940        12/31       $14,914

1941        12/31       $13,186

1942        12/31       $15,842

1943        12/31       $19,904

1944        12/31       $23,792

1945        12/31       $32,430

1946        12/31       $29,829

1947        12/31       $31,509

1948        12/31       $33,200

1949        12/31       $39,376

1950        12/31       $51,763

1951        12/31       $64,169

1952        12/31       $75,825

1953        12/31       $75,109

1954        12/31       $114,370

1955        12/31       $150,290

1956        12/31       $160,035

1957        12/31       $142,883

1958        12/31       $204,535

1959        12/31       $228,983

1960        12/31       $230,021

1961        12/31       $291,847

1962        12/31       $266,562

1963        12/31       $327,243

1964        12/31       $381,015

1965        12/31       $428,493

1966        12/31       $385,546

1967        12/31       $477,643

1968        12/31       $530,376

1969        12/31       $485,806

1970        12/31       $504,725

1971        12/31       $576,517

1972        12/31       $685,814

1973        12/31       $585,221

1974        12/31       $431,257

1975        12/31       $591,429

1976        12/31       $732,244

1977        12/31       $679,620

1978        12/31       $723,941

1979        12/31       $857,494

1980        12/31       $1,135,716

1981        12/31       $1,080,290

1982        12/31       $1,312,586

1983        12/31       $1,607,373

1984        12/31       $1,707,344

1985        12/31       $2,247,607

1986        12/31       $2,666,026

1987        12/31       $2,804,108

1988        12/31       $3,266,803

1989        12/31       $4,298,768

1990        12/31       $4,164,878

1991        12/31       $5,428,318

1992        12/31       $5,841,304

1993        12/31       $6,427,432

1994        12/31       $6,514,689

1995        12/31       $8,954,096

1996        12/31       $11,004,574

1997        12/31       $14,670,797

1998        12/31       $18,855,004

1999        12/31       $22,817,123

2000        12/29       $20,738,739

Past results are not predictive of future results. The S&P 500 Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.
/1/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments of $25,000 or more. There is no sales charge for dividends or capital gain distributions. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.
/2/ Includes dividends of $7,993,006 and capital gain distributions of
    $20,484,313 reinvested in the years 1936-2000.
/3/ Includes reinvested capital gain distributions of $3,012,857 but does not reflect income dividends of $1,316,084 taken in cash.
/4/ Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.
[end mountain chart]


LESSONS FROM SEVEN DECADES

[Begin Sidebar]
"Bulls make money;
Bears make money;
Hogs get slaughtered."
[End Sidebar]

That bit of stock market wisdom may not rank up there with J. P. Morgan's "it will fluctuate," but for Jonathan Bell Lovelace, it summed up pretty well his view of the investment world. Mr. Lovelace had founded Capital Research and Management Company in 1931 and CRMC began managing The Investment Company of America two years later. His approach to investing, however, which remains ICA's approach today, traces back to his experiences in the 1920s.

As fellow investors, you probably appreciate that ICA isn't one of the hundreds, even thousands, of recent arrivals on the mutual fund scene - that the fund has been around through a multitude of stock market conditions, not just the more or less one-way street of rising prices in 1991 through 1999.

[photograph of three men building an early automobile]
[Begin Sidebar]
1930s

AUTOS
Chrysler and General Motors were among ICA's biggest holdings at mid-decade, along with heavy-manufacturing companies. In late 1933, Capital Research began managing the fund. By the end of the decade, a $10,000 investment in ICA had grown to $25,869, representing an average annual compound return of 14.5%.

GROWTH OF A $10,000
INVESTMENT IN ICA
(with dividends reinvested)

1934            $10,000
1935            $12,542
1936            $22,961
1937            $33,481
1938            $20,607
1939            $26,285
1940            $26,508

Year ended December 31

Results do not reflect the effects of sales charges.
[End Sidebar]


[photograph of an old-time movie camera]
[Begin Sidebar]
1940s

MOVIES
With the war over and the nation moving to a peacetime economy, movies and entertainment became more prominent and Paramount Pictures was ICA's largest holding. By the end of this period, a $10,000 investment in ICA had grown to $31,422, representing an average annual compound return of 12.1%.

GROWTH OF A $10,000
INVESTMENT IN ICA
(with dividends reinvested)

1940         $10,000
1941         $ 9,264
1942         $10,817
1943         $14,362
1944         $17,714
1945         $24,234
1946         $23,660
1948         $23,963
1949         $26,223
1950         $31,422

Year ended December 31
[End Sidebar]

[Begin Pullquote]
For the vast numbers of newcomers to investment management, the big break in Nasdaq prices last spring and renewed slump in the fall are their first sobering market experience.
[End Pullquote]

As Capital Research enters its seventieth year, we thought you would also appreciate knowing a little more about its history and some of the lessons that have sustained the decision-making behind ICA for these many years.

Those lessons may be timeless, but they are also timely amid the volatility displayed by stock markets in the United States and around the world in the past year. For the vast numbers of newcomers to investment management, the big break in Nasdaq prices last spring and renewed slump in the fall are their first sobering market experience. That stands in sharp contrast to ICA, whose nine portfolio counselors all entered the business before the dramatic 1987 market break, most of them before the massive plunge and extended slump in the early 1970s.


INTRODUCING ANALYSIS TO THE ART OF CHOOSING INVESTMENTS

Mr. Lovelace came on the scene as a statistician for a Detroit brokerage firm in 1919. The modern art of stock analysis was still in its infancy - if practiced much at all - but he had a proclivity for it. He also saw that individual customers were buying stocks on margin and figured they would be better off if they could combine their investments, spread the risk and obtain professional money management. The investment trusts his firm created were among the earliest forerunners of today's mutual funds.

By the late 1920s, Jonathan was worried about over-valuation of stocks and especially by the amount of leverage used to purchase them. This led him to withdraw from the investment firm in the summer of 1929, taking most of his investments out of the market before the worst of the losses occurred and heading west for a new start in California.

To the company he founded two years later he brought a steadfast belief in detailed research to find stocks priced reasonably in relation to the companies' long-term prospects. This meant more than analyzing numbers; it also meant getting to know management and the competitive environment in which a company operates. It meant patience to wait for those prospects to be realized
- and a willingness to buy early even though a down trend might not be over, and to sell early rather than hope to get every last dollar out of a stock's rise. As he often advised friends, "Don't be greedy."

[photograph of two men working at an oil well]
[Begin Sidebar]
1950s

OIL
As car travel continued to increase, oil was atop ICA's portfolio with three of the biggest oil companies among the ten largest holdings in 1955. By the end of this period, a $10,000 investment in ICA had grown to $43,854, representing an average annual compound return of 15.9%.

GROWTH OF A $10,000
INVESTMENT IN ICA
(with dividends reinvested)

1950              $10,000
1951              $11,782
1952              $13,221
1953              $13,280
1954              $20,734
1955              $26,001
1956              $28,799
1957              $25,377
1958              $36,738
1959              $41,951
1960              $43,854

Year ended December 31
[End Sidebar]

[Begin Pullquote]
ICA hasn't had a negative total return for any calendar year since 1977, the longest such streak in the mutual fund industry.
ICA's portfolio counselors all entered the business before the dramatic 1987 market break, most of them before the plunge in the early 1970s.
[End Pullquote]

Under the stewardship of Jonathan Lovelace, ICA racked up an average annual compound return of more than 14% in its first ten years, almost twice the gains for the broad market (as measured by Standard & Poor's 500 Composite Index) in that boom-and-bust period. By the time he retired as chairman of ICA in 1970, the fund had become one of the nation's dozen largest. It was to be the only fund to remain among that group continuously to the present day.

Currently, it is one of three funds in the industry with the most consecutive calendar years without a negative total return - 23, according to Lipper Inc.


TRANSLATING PAST TO PRESENT

Today, what Mr. Lovelace began is carried on by the nine portfolio counselors who currently operate the unique management system originated for ICA in 1958. They each oversee a segment of the portfolio, applying their own individual perspectives to the task and free to follow their highest convictions, within the fund's objectives. That gives the fund diversity at the same time it builds in continuity - when one counselor retires, another can be added with little impact. The fund's research analysts have direct investment responsibility as well, in what we call the fund's research portfolio. All, however, echo in one way or another the Lovelace legacy of focusing on companies whose stocks are under-priced relative to a realistic assessment of their long-term prospects.

[Begin Sidebar]
ICA'S RESULTS DURING DOWN-MARKET YEARS
(with dividends reinvested)

The S&P 500 Index has had a negative total return in 17 calendar years since 1933. In 12 of those years, ICA's results have been better than the index; in fact, ICA had a positive return in seven of those years.

             S&P 500 total annual returns          ICA total
             (The S&P 500 is unmanaged and         annual returns
             reflects no expenses.)

1934         -1.5                                  25.4

1937         -34.7                                 -38.5

1939         -0.4                                  0.8

1940         -9.8                                  -2.4

1941         -11.6                                 -7.4

1946         -8.0                                  -2.4

1953         -0.9                                  0.4

1957         -10.7                                 -11.9

1962         -8.7                                  -13.2

1966         -10.0                                 1.0

1969         -8.4                                  -10.7

1973         -14.7                                 -16.8

1974         -26.3                                 -17.9

1977         -7.2                                  -2.6

1981         -4.9                                  0.9

1990         -3.1                                  0.7

2000         -9.1                                  3.8

[End Sidebar]

A number of ICA's holdings have been in the portfolio for many years. "The nice thing about ICA is you can find really good quality companies whose stocks are trading cheaply because they're out of favor with the market," says Joyce Gordon, long-time bank analyst who oversees the fund's research portfolio. "You don't need to realize recovery immediately, so we believe you can be patient and get nice gains over a longer period."


"VALUE" - BUT NOT THE MEDIA'S DEFINITION

Mike Shanahan, ICA's president, who joined Capital Research in 1964, cautions against taking such comments to mean ICA is a "value" fund in the manner most news media and industry reporting services define it. "The world has recently come to categorize investment firms into just two basic groups, growth and value. The stock market gets carried away at various times with one or the other, and if you call yourself one or the other, you can get trapped when the market changes."

[photograph of a propellared airplane]
[Begin Sidebar]
1960s

AIRLINES
By the mid-60s, transportation - especially by air - climbed into the front seat, with Northwest, Delta and American Airlines all among ICA's major holdings. By the end of this period, a $10,000 investment in ICA had grown to $27,025, representing an average annual compound return of 10.5%.

GROWTH OF A $10,000
INVESTMENT IN ICA
(with dividends reinvested)

1960         $10,000
1961         $12,308
1962         $10,679
1963         $13,122
1964         $15,256
1965         $19,366
1966         $19,556
1967         $25,207
1968         $29,483
1969         $26,334
1970         $27,025

Year ended December 31
[End Sidebar]
[Begin Sidebar]


A FLAT MARKET
(growth of a $10,000 investment from 10/22/57 to 8/12/82)

This chart shows how much ICA gained even in a long period when the overall U.S. market indexes showed little gain. That is a measure of the value of a fully managed portfolio. The chart also shows how much the income portion of ICA's growth-and-income objective contributed to total return. ICA's total return for the period 1957-1982 was 1,120%.



                ICA with       S&P 500        ICA            S&P 500        DJIA without
                dividends      with           without        without        dividends
                reinvested     dividends      dividends      dividends      reinvested (The
                               reinvested     reinvested     reinvested     DJIA is unmanaged
                                                                            and reflects no
                                                                            expenses.)

10/22/57        $10,000        $10,000        $10,000        $10,000        $10,000

12/31/57        $10,392        $10,380        $10,288        $10,259        $10,379

12/31/58        $15,044        $14,858        $14,489        $14,164        $13,903

12/31/59        $17,179        $16,634        $16,169        $15,364        $16,183

12/31/60        $17,959        $16,710        $16,476        $14,908        $14,671

12/31/61        $22,104        $21,201        $19,845        $18,356        $17,416

12/31/62        $19,177        $19,364        $16,768        $16,188        $15,534

12/31/63        $23,565        $23,773        $20,124        $19,246        $18,174

12/31/64        $27,397        $27,679        $22,898        $21,742        $20,823

12/31/65        $34,778        $31,128        $28,466        $23,712        $23,089

12/31/66        $35,121        $28,008        $28,067        $20,608        $18,716

12/31/67        $45,268        $34,698        $35,360        $24,749        $21,561

12/31/68        $52,948        $38,529        $40,351        $26,644        $22,481

12/31/69        $47,292        $35,291        $35,036        $23,617        $19,065

12/31/70        $48,532        $36,666        $34,789        $23,640        $19,984

12/31/71        $56,797        $41,881        $39,576        $26,190        $21,205

12/31/72        $65,800        $49,821        $44,665        $30,285        $24,298

12/31/73        $54,735        $42,513        $35,976        $25,026        $20,268

12/31/74        $44,913        $31,329        $27,784        $17,589        $14,679

12/31/75        $60,806        $42,964        $35,947        $23,138        $20,305

12/31/76        $78,803        $53,194        $45,050        $27,568        $23,932

12/31/77        $76,773        $49,371        $42,358        $24,397        $19,799

12/31/78        $88,055        $52,591        $46,897        $24,656        $19,176

12/31/79        $104,936       $62,293        $53,828        $27,691        $19,980

12/31/80        $127,217       $82,504        $62,493        $34,828        $22,963

12/31/81        $128,334       $78,478        $60,074        $31,439        $20,843

8/12/82         $122,046       $67,634        $55,108        $26,275        $18,507

Figures do not include a sales charge.
[End Sidebar]

 He defines ICA's search for value as encompassing all manner of situations. "There's a place for all kinds of patterns" - for example, a so-called growth stock where the price is still reasonable in comparison with the expected further rapid growth in the business, or in other cases, prospects for a growing stream of dividends. As dividends grow, stock prices tend to grow as well.

Speaking of dividends, investors haven't paid them much heed in the past decade
- typical for periods in which stock prices appreciate rapidly. In many earlier periods, however, dividends have provided a greater share of returns than price appreciation and tend to be a much more stable source of return than prices. "We'll see the balance shift back to dividends; they're more predictable," argues Mike. "The income discipline in ICA is a big help to us, requiring us to keep an eye on the whole picture rather than one segment of the market or another."

Indeed, dividends have been a major component of total return for ICA's shareholders. Over the past 20 years, reinvested dividends account for 27% of that return. At times, they have been more important than that. Take the period between 1972 and 1982 when the Dow Jones Industrial Average began and ended at the same point. Dividends propelled ICA to a total return of 147% for that period. ICA's return including dividend reinvestment was far greater than for the overall market.

[photograph of a human-size, old computer server/mainframe]
[Begin Sidebar]
1970s

COMPUTERS
Enter the era of the mainframe computer, and by mid-decade ICA had a firm foothold in the technology and communications category, which accounted for 13% of the portfolio. By the end of this period, a $10,000 investment in ICA had grown to $26,213, representing an average annual compound return of 10.1%.

GROWTH OF A $10,000
INVESTMENT IN ICA
(with dividends reinvested)

1970            $10,000
1971            $11,703
1972            $13,558
1973            $11,278
1974            $ 9,254
1975            $12,529
1976            $16,237
1977            $15,819
1978            $18,144
1979            $21,622
1980            $26,213

Year ended December 31
[End Sidebar]

[Begin Pullquote]
Keeping a sharp eye out for long-term value has been the fund's best discipline in avoiding the fads.
[End Pullquote]

[photograph of a satellite antenna]
[Begin Sidebar]
1980s

TELECOMMUNICATIONS
From data processing to telecommunications, the revolution in electronic technology was in full swing and ICA had a fifth of its portfolio solidly aboard. By the end of this period, a $10,000 investment in ICA had grown to $43,732, representing an average annual compound return of 15.9%.

GROWTH OF A $10,000
INVESTMENT IN ICA
(with dividends reinvested)

1980              $10,000
1981              $10,088
1982              $13,495
1983              $16,216
1984              $17,298
1985              $23,073
1986              $28,089
1987              $29,616
1988              $33,566
1989              $43,436
1990              $43,732

Year ended December 31
[End Sidebar]

One thing that helped ICA in that period was that it didn't follow the fad of the early 1970s and buy many of the so-called "Nifty Fifty" - a list of mostly blue chip stocks that garnered most of the investor enthusiasm in the first two years of that decade, only to lead the market sharply downward in 1973-74. In terms of P/E (stock price in relation to annual earnings), some got as high as 60 to 70 times earnings and more. "Those are prices where the results couldn't be delivered," observes Mike. In other words, to meet such investor expectations of future growth, those companies would have had to perform feats of pure magic. When the collapse came, P/E ratios of under 10 were more common, and it took years for many of those stocks to regain all that they had lost - in fact, some never did.

In recent years, stock markets have been dominated once again by a relative handful of companies, few of which pay dividends and some of which don't even have a significant record of earning money. As it has before, ICA has resisted the temptation to go along for the ride, finding little long-term value in which to invest. With its approach, the fund shines more in periods when markets aren't dominated by any one segment. Over full market cycles, that approach has made ICA's portfolio more stable than the broad market. Measuring from market peak to market peak, or trough to trough, it has done better than the market averages. (See chart on page 13.)


THE SEVEN DECADES REFLECTED IN THE CURRENT PORTFOLIO

Keeping a sharp eye out for long-term value has been the fund's best discipline in avoiding the fads. "Our exposure to technology stocks has been creeping up over the past three or four years," says Don O'Neal, a San Francisco-based portfolio counselor. "We've focused on the best long-term business models and it has really paid off." The discipline led ICA away from the dot-com bubble - the Internet stocks that tanked last spring and continue to lag - and into a number of companies involved in providing software, semiconductors and networking infrastructure.

Some of the holdings are relatively small, but the two dozen names under two headings in the portfolio - "Software & Services" and "Technology Hardware & Equipment" - add up to slightly more than 9% of the fund's holdings.

[Begin Pullquote]
The value added by ICA's analysts as well as their interaction with the full force of more than 100 analysts that serve the American Funds is evident in almost every investment.
[End Pullquote]

[close-up photograph of a computer chip]
[Begin Sidebar]
1990s

TECHNOLOGY
As the century drew to a close, data processing and telecommunications remained dominant in the ICA portfolio, but along the way, ICA shareholders benefited from investments in banking, broadcasting and publishing, and pharmaceuticals. By the end of this period, a $10,000 investment in ICA had grown to $45,571, representing an average annual compound return of 16.4%.

GROWTH OF A $10,000
INVESTMENT IN ICA
(with dividends reinvested)

1990               $10,000
1991               $12,654
1992               $13,538
1993               $15,111
1994               $15,135
1995               $19,770
1996               $23,595
1997               $30,628
1998               $37,653
1999               $43,887
2000               $45,571

Year ended December 31
[End Sidebar]

Many of these stocks illustrate how ICA's definition of value transcends the currently popular categorizations of value and growth. Eight of them currently pay no dividends. They include, however, seasoned companies such as Oracle, Cisco and Micron Technology and have been chosen for their long-term potential. Most have been in the portfolio for some time.

Analyst Barry Crosthwaite cites the case of Corning, whose main business tended to obscure its successful development work in fiber-optic technology. Barry recalls how depressed the stock was in early 1998, before the implications of the development were fully known. It was Barry's discussions with industry consultants who understood the technology, as well as with the company itself, that led him to see the possibilities and ICA to begin investing.

Depth of technical knowledge has also been a key to getting ICA into a number of pharmaceutical stocks. Rick Beleson brings an academic background in molecular biology to his analysis of those securities, where the challenge often is to differentiate between research breakthroughs that have major potential and those that are unlikely to produce much in the way of long-term earnings. Four pharmaceutical companies were among the fund's ten largest holdings at the end of the year.

Patience plays a big role in realizing the returns the research identifies as possible. Jim Lovelace, a portfolio counselor, has held AstraZeneca, and the British and Swedish pharmaceutical companies that merged to form it, for some time in the portion of the portfolio for which he has responsibility. He sees it as "still a looked-down-on company with some good prospective products."

[Begin Sidebar]
ICA'S MARGIN OF DIFFERENCE OVER FULL MARKET CYCLES
(with dividends reinvested)

A good test of a fund's consistency is how it does over a full cycle - that is, from one market peak to the next or one market low to the next. We define a low as at least 20% below the previous peak. The last full cycle (including at least a 20% decline in the S&P 500) ended in 1990. Therefore, figures are not shown beyond that point. The chart shows the margin of difference, stated in percentage points, between ICA's results for the cycle indicated compared with the S&P 500.

HIGH TO HIGH

                                    2/9/66-      11/29/68-     1/11/73-     11/28/80-     8/25/87-
                                    11/29/68     1/11/73       11/28/80     8/25/87       7/16/90

Annualized Total       ICA          14.5%        4.8%          8.9%         21.6%         7.4%
Returns
                       S&P 500      8.6%         6.0%          6.7%         19.0%         6.9%

Margin of Difference                5.9          -1.2          2.2          2.6           0.5



LOW TO LOW

                                  10/7/66-      5/26/70-      10/3/74-      8/12/82-      12/4/87-
                                  5/26/70       10/3/74       8/12/82       12/4/87       10/11/90

Annualized           ICA          5.4%          2.7%          15.2%         21.7%         13.7%
Total Returns
                     S&P 500      1.6%          1.1%          11.8%         20.6%         14.3%

Margin of Difference              3.8           1.6           3.4           1.1           -0.6

[End Sidebar]

Similarly, Dina Perry, a Washington, D.C.-based counselor for the fund, often includes in her portion of the portfolio situations "that I know won't develop overnight." She bought into Siemens, the big German conglomerate, in the mid-1990s and continues to see reasons to hold the stock, anticipating a pickup in the currently lagging European economy. It was up slightly in 2000.

The value added by ICA's analysts as well as their interaction with the full force of more than 100 analysts that serve the American Funds is evident in almost every investment. Two London-based analysts are cases in point. Jesper Lyckeus helped draw the fund into the early stages of the cellular phone boom. "We've done so well in that area because we went to Sweden and Finland, where the trend to cellular was ahead of the rest of the world and where the potential was first apparent."

In some cases, it is the research portfolio that leads ICA into a winning situation. Mary Sheridan, who has followed utilities from her base in New York and now London, spotted an opportunity in the Arizona electric utility, Pinnacle West, based on its experience in marketing power to other utilities in the region. She bought it for her portion of the fund's research portfolio, and it gained 55.8% in 2000.

ICA's focus on the long term doesn't mean it won't move in and out of a stock on some occasions. A classic example is Disney, which the fund has held off and on for many years. In 1999, however, the stock hit a level where ICA's counselors believed it to be considerably overvalued. So it disappeared from the portfolio, only to return last year after the price plummeted and Disney again looked attractive.

There is one more component to ICA's approach and that is the willingness to keep some of the portfolio in short-term cash equivalents, providing a cushion against market declines and resources for fresh investments when good opportunities appear. To Jonathan B. Lovelace, that flexibility was an important part of fully managing the portfolio for ICA's shareholders. It really goes back to the aphorism with which we began this article.


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

The Investment Company of America is a member of the American Funds family, the nation's third-largest. All American Funds are managed by Capital Research and Management Company, which was founded in 1931. Thousands of financial advisers recommend the American Funds for their clients' serious money because they endorse our commitment to shareholder interests - a commitment reflected in our investment standards and practices.


A LONG-TERM, VALUE-ORIENTED APPROACH:

We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.


AN UNPARALLELED GLOBAL RESEARCH EFFORT:

We opened our first overseas office in 1962, well before most U.S. investment firms. Today, we operate one of the industry's most globally integrated research networks.


THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM:

Every American Fund is managed by several portfolio counselors, each of whom takes responsibility for a portion of the fund's assets independently in accordance with the fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method fosters consistency of results and continuity of management.


EXPERIENCED INVESTMENT PROFESSIONALS:

More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience gained through varied market conditions mean we aren't "practicing" with your money.


A COMMITMENT TO LOW OPERATING EXPENSES:

Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

[Begin Sidebar]
A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers urge investors to diversify their portfolios among several types of investments. The American Funds offer 29 mutual funds with an array of objectives to help you and your financial adviser build a portfolio tailored to your individual goals.

GROWTH FUNDS
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World Fund(SM)
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
American Mutual Fund(R)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(R)
Washington Mutual Investors Fund(SM)

BALANCED FUND
American Balanced Fund(R)

EQUITY-INCOME FUNDS
Capital Income Builder(R)
The Income Fund of America(R)

INCOME FUNDS
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT INCOME FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

WE ALSO OFFER A FULL LINE OF RETIREMENT PLANS AND VARIABLE ANNUITIES.

For more complete information about the funds, please obtain a prospectus from your financial adviser or from our Web site (www.americanfunds.com), or phone American Funds Service Company at 800/421-0180.

Please read the prospectus carefully before you invest or send money. [End Sidebar]


INVESTMENT PORTFOLIO - DECEMBER 31, 2000

LARGEST INVESTMENT CATEGORIES
                                                  Percent of Net Assets
Pharmaceuticals & Biotechnology                   9.19%
Energy                                            7.99
Technology Hardware & Equipment                   7.35

LARGEST INDUSTRY HOLDINGS
                                                  Percent of Net Assets
Pharmaceuticals                                   9.19%
Oil & Gas                                         6.65
Media                                             6.54
Diversified Financials                            5.94
Banks                                             4.68


LARGEST INDIVIDUAL HOLDINGS
                                                  Percent of Net Assets
Fannie Mae                                        2.91%
Pfizer                                            2.67
Philip Morris                                     2.64
Pharmacia                                         2.39
Viacom                                            2.32
Royal Dutch Petroleum/"Shell" Transport           1.92
 and Trading
Time Warner                                       1.79
Texas Instruments                                 1.42
AstraZeneca                                       1.35
Bristol-Myers Squibb                              1.30


COMPANIES APPEARING IN THE PORTFOLIO SINCE JUNE 30, 2000

Agilent Technologies
Bayer
Burlington Northern Santa Fe
Burlington Resources
First Data
Gillette
Guidant
Halliburton
IMS Health
Linear Technology
Lockheed Martin
Marsh & McLennan Companies
OneSteel
Palm
Ralston Purina
Staples
Walgreen


COMPANIES ELIMINATED FROM THE PORTFOLIO SINCE JUNE 30, 2000

Archer Daniels Midland
Associates First Capital/Citigroup
Colgate-Palmolive
Dillard's
Eastman Kodak
E.I. du Pont de Nemours
Emerson Electric
Florida Progress
Freeport-McMoRan Coppers & Gold
GPU
Hasbro
J.C. Penney
Kerr-McGee
KeyCorp
New York Times
Nortel Networks
Seagram
Telefonica
3Com




The Investment Company of America
Investment Portfolio, December 31, 2000

                                                                                       Market
                                                                       Number of        Value   Percent of
Equity Securitites                                                        Shares   (millions)   Net Assets


ENERGY
Energy Equipment & Services  -  1.34%
Baker Hughes Inc.                                                       6,525,000      271.195          .48
Halliburton Co.                                                         1,000,000       36.250          .06
Schlumberger Ltd.                                                       5,650,000      451.647          .80

Oil & Gas  -  6.65%
BP Amoco PLC (ADR)                                                      2,500,000      119.688          .21
Burlington Resources Inc.                                               1,556,500       78.603          .14
Chevron Corp.                                                           4,920,000      415.432          .73
Conoco Inc., Class A                                                    5,650,000      161.731
Conoco Inc., Class B                                                    4,975,000      143.964          .54
Exxon Mobil Corp.                                                       1,500,000      130.406          .23
Murphy Oil Corp.                                                        2,175,000      131.452          .23
Phillips Petroleum Co.                                                  7,186,600      408.738          .72
Royal Dutch Petroleum Co. (New York registered)                        16,300,000      987.169
"Shell" Transport and Trading Co., PLC (New                             2,000,000       98.750         1.92
 York registered)
Texaco Inc.                                                             5,600,000      347.900          .61
TOTAL FINA ELF SA (formerly TOTAL FINA SA),                             1,273,469      189.413
 Class B
TOTAL FINA ELF SA, Class B (ADR)                                        3,053,833      221.975          .73
Unocal Corp.                                                            6,586,000      254.796          .45
USX-Marathon Group                                                      2,800,000       77.700          .14
                                                                                     4,526.809         7.99

MATERIALS
Chemicals  -  1.52%
Air Products and Chemicals, Inc.                                        1,200,000       49.200          .09
Bayer AG                                                                  725,000       38.192          .07
Dow Chemical Co.                                                       16,050,000      587.831         1.04
Imperial Chemical Industries PLC (ADR)                                  5,300,000      178.544          .32

Metals & Mining  -  1.59%
Alcoa Inc.                                                             14,966,000      501.361          .88
Barrick Gold Corp.                                                      8,500,000      139.230          .25
BHP Ltd. (formerly Broken Hill Proprietary                              4,557,966       48.099          .08
 Co. Ltd.)
Massey Energy Co. (formerly Fluor Corp.)                                1,400,000       17.850          .03
Newmont Mining Corp.                                                    3,600,000       61.425          .11
OneSteel Ltd. (1)                                                       1,139,491         .603          .00
Phelps Dodge Corp.                                                      1,000,000       55.813          .10
Placer Dome Inc.                                                        5,600,000       53.900          .09
WMC Ltd.                                                                6,500,000       27.707          .05

Paper & Forest Products  -  1.29%
Georgia-Pacific Corp., Georgia-Pacific Group                            8,333,858      259.391          .46
 (merged with Fort James Corp.)
International Paper Co.                                                 4,497,235      183.543          .32
Louisiana-Pacific Corp.                                                 4,675,000       47.334          .08
Weyerhaeuser Co.                                                        4,850,000      246.138          .43
                                                                                     2,496.161         4.40

CAPITAL GOODS
Aerospace & Defense  -  1.48%
Boeing Co.                                                              1,550,000      102.300          .18
Honeywell International Inc.                                              800,000       37.850          .07
Lockheed Martin Corp.                                                   2,000,000       67.900          .12
Northrop Grumman Corp.                                                    800,000       66.400          .12
Raytheon Co., Class A                                                   3,536,335      102.554
Raytheon Co., Class B                                                   4,228,100      131.335          .41
United Technologies Corp.                                               4,200,000      330.225          .58

Construction & Engineering  -  0.08%
Fluor Corp. (1)                                                         1,400,000       46.288          .08

Electrical Equipment  -  0.26%
Thermo Electron Corp.  (1)                                              5,000,000      148.750          .26

Industrial Conglomerates  -  0.83%
Minnesota Mining and Manufacturing Co.                                  1,920,000      231.360          .41
Siemens AG                                                              1,800,000      235.360          .42

Machinery  -  1.49%
Caterpillar Inc.                                                        2,500,000      118.281          .21
Cummins Engine Co., Inc.                                                1,700,000       64.494          .12
Deere & Co.                                                             6,200,000      284.037          .50
Illinois Tool Works Inc.                                                3,400,000      202.513          .36
Ingersoll-Rand Co.                                                      1,800,000       75.375          .13
Parker Hannifin Corp.                                                   2,200,000       97.075          .17
                                                                                     2,342.097         4.14

COMMERCIAL SERVICES & SUPPLIES
Commercial Services & Supplies  -  1.75%
Cendant Corp.  (1)                                                     17,613,500      169.530          .30
First Data Corp.                                                        1,155,000       60.854          .11
IMS Health Inc.                                                         3,200,000       86.400          .15
Pitney Bowes Inc.                                                       3,515,100      116.438          .21
Sabre Holdings Corp., Class A  (1)                                      5,159,680      222.511          .39
Waste Management, Inc.                                                 12,030,000      333.832          .59
                                                                                       989.565         1.75

TRANSPORTATION
Air Freight & Couriers  -  0.20%
FedEx Corp.  (1)                                                        2,870,000      114.685          .20

Airlines  -  0.31%
AMR Corp.  (1)                                                          3,350,000      131.278          .23
Delta Air Lines, Inc.                                                     942,100       47.282          .08

Road & Rail  -  0.28%
Burlington Northern Santa Fe Corp.                                      2,900,000       82.106          .15
Canadian Pacific Ltd.                                                   2,600,000       74.263          .13
                                                                                       449.614          .79

AUTOMOBILES & COMPONENTS
Auto Components  -  0.17%
Dana Corp.                                                              2,121,500       32.485          .06
Delphi Automotive Systems Corp.                                         5,764,088       64.846          .11

Automobiles  -  0.54%
Ford Motor Co.                                                          3,573,358       83.751          .15
General Motors Corp.                                                    1,146,958       58.423          .10
Honda Motor Co., Ltd.                                                   4,360,000      161.932          .29
                                                                                       401.437          .71

CONSUMER DURABLES & APPAREL
Household Durables  -  0.21%
Newell Rubbermaid Inc.                                                  5,300,000      120.575          .21

Textiles & Apparel  -  0.70%
NIKE, Inc., Class B                                                     7,130,200      397.954          .70
                                                                                       518.529          .91

HOTELS, RESTAURANTS & LEISURE
Hotels, Restaurants & Leisure  -  0.39%
McDonald's Corp.                                                        6,500,000      221.000          .39

MEDIA
Media  -  6.54%
AT&T Corp. Liberty Media Group, Class A (1)                            23,000,000      311.938          .55
Dow Jones & Co., Inc.                                                   1,275,100       72.203          .13
General Motors Corp., Class H  (1)                                      1,207,842       27.780          .05
Infinity Broadcasting Corp.  (1)                                        7,000,000      195.563          .34
Interpublic Group of Companies, Inc.                                    7,400,000      314.962          .56
Knight-Ridder, Inc.                                                     3,550,500      201.935          .36
Time Warner Inc.                                                       19,400,000    1,013.456         1.79
Viacom Inc., Class A  (1)                                               2,392,800      112.462
Viacom Inc., Class B  (1)                                              25,770,000    1,204.747         2.32
Walt Disney Co.                                                         8,600,000      248.862          .44
                                                                                     3,703.908         6.54

RETAILING
Multiline Retail  -  0.67%
Dollar General Corp.                                                    5,561,200      104.968          .18
May Department Stores Co.                                               2,700,000       88.425          .16
Wal-Mart Stores, Inc.                                                   3,500,000      185.937          .33

Specialty Retail  -  2.03%
AutoZone, Inc.  (1)                                                     4,140,000      117.990          .21
Gap, Inc.                                                               6,000,000      153.000          .27
Limited Inc.                                                           15,800,000      269.588          .48
Lowe's Companies, Inc.                                                 12,350,000      549.575          .97
Staples, Inc.  (1)                                                      5,000,000       59.062          .10
                                                                                     1,528.545         2.70

FOOD & DRUG RETAILING
Food & Drug Retailing  -  0.56%
Albertson's, Inc.                                                       6,666,500      176.662          .31
Walgreen Co.                                                            3,375,100      141.122          .25
                                                                                       317.784          .56

FOOD, BEVERAGE & TOBACCO
Beverages  -  1.50%
Coca-Cola Co.                                                           3,250,000      198.047          .35
PepsiCo, Inc.                                                          13,100,000      649.269         1.15

Food Products  -  1.54%
General Mills, Inc.                                                     9,309,900      414.872          .73
H.J. Heinz Co.                                                          1,700,000       80.644          .14
Ralston Purina Co.                                                      1,000,000       26.125          .05
Sara Lee Corp.                                                         10,400,000      255.450          .45
Unilever NV (New York registered) (merged with                          1,500,000       94.406          .17
 Bestfoods)

Tobacco  -  3.02%
Philip Morris Companies Inc.                                           34,000,000    1,496.000         2.64
R.J. Reynolds Tobacco Holdings, Inc. (merged                            4,461,666      217.506          .38
 with Nabisco Group Holdings Corp.)
                                                                                     3,432.319         6.06

HOUSEHOLD & PERSONAL PRODUCTS
Household Products  -  0.30%
Kimberly-Clark Corp.                                                    1,772,000      125.263          .22
Procter & Gamble Co.                                                      600,000       47.062          .08

Personal Products  -  0.68%
Avon Products, Inc.                                                     6,239,800      298.730          .53
Gillette Co.                                                            2,300,000       83.088          .15
                                                                                       554.143          .98

HEALTH CARE EQUIPMENT & SERVICES
Health Care Equipment & Supplies  -  1.15%
Applera Corp. - Applied Biosystems Group (formerly                      2,893,800      272.198          .48
 PE Biosystems Group)
Becton, Dickinson and Co.                                               3,700,000      128.112          .23
Guidant Corp.  (1)                                                      4,617,300      249.046          .44

Health Care Providers & Services  -  1.47%
Aetna Inc.  (1)                                                         2,000,000       82.125          .14
Cardinal Health, Inc.                                                   4,350,000      433.369          .76
HCA - The Healthcare Co.                                                7,300,000      321.273          .57
                                                                                     1,486.123         2.62

PHARMACEUTICALS & BIOTECHNOLOGY
Pharmaceuticals  -  9.19%
Abbott Laboratories                                                     3,000,000      145.313          .26
American Home Products Corp.                                            3,000,000      190.650          .34
AstraZeneca PLC                                                        15,110,900      756.259
AstraZeneca PLC (ADR)                                                     199,000       10.249         1.35
Bristol-Myers Squibb Co.                                               10,007,600      739.937         1.30
Merck & Co., Inc.                                                       4,100,000      383.862          .68
Pfizer Inc                                                             32,892,725    1,513.065         2.67
Pharmacia Corp.                                                        22,200,000    1,354.200         2.39
Schering-Plough Corp.                                                   2,000,000      113.500          .20
                                                                                     5,207.035         9.19

BANKS
Banks  -  4.68%
Bank of America Corp.                                                  14,584,240      669.052         1.18
BANK ONE CORP.                                                          7,285,000      266.813          .47
Comerica Inc.                                                             750,000       44.531          .08
First Union Corp.                                                       5,760,000      160.200          .28
FleetBoston Financial Corp.                                               850,000       31.928          .06
Lloyds TSB Group PLC                                                    4,935,200       52.192          .09
National City Corp.                                                     2,000,000       57.500          .10
Toronto-Dominion Bank                                                   4,848,900      140.569          .25
U.S. Bancorp                                                            2,500,000       72.969          .13
Wachovia Corp.                                                          1,250,000       72.656          .13
Washington Mutual, Inc.                                                 7,934,900      421.046          .74
Wells Fargo & Co.                                                      11,925,000      664.073         1.17
                                                                                     2,653.529         4.68

DIVERSIFIED FINANCIALS
Diversified Financials  -  5.94%
Fannie Mae                                                             18,996,800    1,647.972         2.91
Freddie Mac                                                             5,500,000      378.813          .67
Household International, Inc.                                          10,360,000      569.800         1.01
MBNA Corp.                                                              1,850,000       68.334          .12
Moody's Corp. (formerly Dun & Bradstreet Corp.)                         1,748,700       44.920          .08
Providian Financial Corp.                                               4,050,000      232.875          .41
USA Education Inc. (formerly SLM Holding Corp.)                         6,182,000      420.376          .74
                                                                                     3,363.090         5.94

INSURANCE
Insurance  -  3.52%
Allstate Corp.                                                          8,550,000      372.459          .66
American General Corp.                                                  2,960,000      241.240          .43
American International Group, Inc.                                      5,062,500      498.973          .88
Aon Corp.                                                               2,050,000       70.213          .13
Berkshire Hathaway Inc., Class A  (1)                                       2,163      153.573          .27
Chubb Corp.                                                             1,000,000       86.500          .15
Jefferson-Pilot Corp.                                                   2,200,000      164.450          .29
Lincoln National Corp.                                                  1,800,000       85.163          .15
Marsh & McLennan Companies, Inc.                                          882,200      103.217          .18
SAFECO Corp.                                                            2,634,200       86.599          .15
St. Paul Companies, Inc.                                                2,400,000      130.350          .23
                                                                                     1,992.737         3.52

SOFTWARE & SERVICES
IT Consulting & Services  -  0.47%
Computer Sciences Corp.  (1)                                            1,282,700       77.122          .14
Electronic Data Systems Corp.                                           3,200,000      184.800          .33

Software  -  1.27%
Computer Associates International, Inc.                                 3,700,000       72.150          .13
Microsoft Corp.  (1)                                                    7,197,300      312.183          .55
Oracle Corp.  (1)                                                      11,600,000      337.125          .59
                                                                                       983.380         1.74

TECHNOLOGY HARDWARE & EQUIPMENT
Communications Equipment  -  2.81%
Cisco Systems, Inc.  (1)                                                9,000,000      344.250          .61
Corning Inc.                                                            6,931,000      366.043          .65
Lucent Technologies Inc.                                                1,150,000       15.525          .03
Motorola, Inc.                                                         10,400,000      210.600          .37
Nokia Corp., Class A (ADR)                                              9,820,000      427.170          .75
Telefonaktiebolaget LM Ericsson, Class B (ADR)                         20,500,000      229.344          .40

Computers & Peripherals  -  1.78%
Compaq Computer Corp.                                                   5,400,000       81.270          .14
Dell Computer Corp.  (1)                                                2,300,000       40.106          .07
Fujitsu Ltd.                                                            6,000,000       88.091          .16
Hewlett-Packard Co.                                                     7,333,200      231.454          .41
International Business Machines Corp.                                   6,000,000      510.000          .90
Palm, Inc.  (1)                                                         2,000,000       56.625          .10

Electronic Equipment & Instruments  -  0.31%
Agilent Technologies, Inc.  (1)                                         1,839,920      100.736          .18
Hitachi, Ltd.                                                           8,500,000       75.440          .13

Office Electronics  -  0.01%
Xerox Corp.                                                             1,625,900        7.520          .01

Semiconductor Equipment & Products  -  2.44%
Intel Corp.                                                             5,200,000      156.325          .28
Linear Technology Corp.                                                 1,518,500       70.231          .12
Micron Technology, Inc.  (1)                                            9,820,300      348.621          .62
Texas Instruments Inc.                                                 17,023,800      806.502         1.42
                                                                                     4,165.853         7.35

TELECOMMUNICATION SERVICES
Diversified Telecommunication Services  -  3.34%
AT&T Corp.                                                             30,530,000      528.551          .93
Deutsche Telekom AG                                                     3,600,000      108.511          .19
Qwest Communications International Inc. (merged                         3,900,000      159.900          .28
 with U S WEST, Inc.)  (1)
SBC Communications Inc.                                                 8,241,100      393.512          .70
Sprint FON Group                                                       12,135,000      246.492          .44
Telefonos de Mexico, SA de CV, Class L (ADR)                            1,800,000       81.225          .14
Verizon Communications (formed by the merger of                         4,740,800      237.633          .42
 GTE Corp. and Bell Atlantic Corp.)
WorldCom, Inc.  (1)                                                     9,505,000      133.664          .24

Wireless Telecommunication Services  -  0.70%
Vodafone Group PLC (formerly Vodafone Air                              11,115,000      398.056          .70
 Touch PLC) (ADR)
                                                                                     2,287.544         4.04

UTILITIES
Electric Utilities  -  1.11%
American Electric Power Co., Inc.                                       1,000,000       46.500          .08
Dominion Resources, Inc.                                                3,631,912      243.338          .43
Duke Energy Corp.                                                         650,000       55.412          .10
Pinnacle West Capital Corp.                                             3,229,800      153.819          .27
Southern Co.                                                            3,821,400      127.062          .23

Multi-Utilities  -  0.37%
Williams Companies, Inc.                                                5,250,000      209.672          .37
                                                                                       835.803         1.48

MISCELLANEOUS
Miscellaneous  -  2.39%
Equity securities in initial period of acquisition                                   1,354.391         2.39


Total Equity Securities                                                             45,811.396        80.87
   (cost: $27,228.496 million)




                                                                       Principal       Market      Percent
                                                                          Amount        Value       of Net
Short Term Securities                                                  (Million)    (Million)       Assets
U.S. Treasuries & Other Federal Agencies - 12.70%
Fannie Mae 5.995%-6.47% due 1/4-6/7/2001                                2,271.672    2,244.986         3.96
Federal Farm Credit Bank 6.20%-6.36%                                      351.000      345.891          .61
 due 3/2-4/18/2001
Federal Home Loan Banks 5.85%-6.45%                                     2,189.695    2,158.768         3.81
 due 1/3-5/30/2001
Freddie Mac 5.995%-6.44% due 1/4-5/30/2001                              1,422.748    1,405.945         2.48
Student Loan Marketing Assn. 6.164%-6.314%                                325.000      323.539          .57
 due 1/18-6/21/2001 (2)
United States Treasury Bills 5.835%-6.125%                                727.000      717.840         1.27
 due 2/1-5/31/2001

Corporate Short-Term Notes  -  5.94%
AIG Funding, Inc. 6.49%-6.50% due 1/16-1/22/2001                          100.000       99.666          .18
Alcoa Inc. 6.46%-6.50% due 1/9-2/8/2001                                   120.000      119.293          .21
American Express Credit Corp. 6.40%-6.47%                                 137.000      135.681          .24
 due 1/30-3/6/2001
American General Corp. 6.50% due 1/26-2/9/2001                             45.000       44.726
American General Finance Corp. 6.50%-6.53%                                 75.000       74.640          .21
 due 1/19-1/30/2001
Anheuser-Busch Companies, Inc. 6.48%-6.49%                                 70.000       69.453          .12
 due 2/12-2/13/2001
Archer Daniels Midland Co. 6.46%-6.50%                                     75.000       74.304          .13
 due 2/5-4/2/2001
Bank of America Corp. 6.40%-6.59%                                         109.000      108.506          .19
 due 1/11-2/21/2001
BellSouth Capital Funding Corp. 6.35%-6.50%                               150.000      148.714          .26
 due 1/9-3/13/2001 (3)
Chase Manhattan Corp. 6.48% due 2/6/2001                                   50.000       49.670          .09
Chevron Transport Corp. 6.50% due 2/20/2001 (3)                            20.000       19.819          .03
Coca-Cola Co. 6.46%-6.48% due 1/25-2/9/2001                               130.000      129.296          .23
Duke Energy Corp. 6.41%-6.48% due 1/12-2/14/2001                          100.000       99.590          .18
Eastman Kodak Co. 6.38%-6.50% due 1/12-2/20/2001                           79.000       78.593          .14
E.I. du Pont de Nemours and Co. 6.48%                                      50.000       49.657          .09
 due 2/6-2/9/2001
Emerson Electric Co. 6.35%-6.50%                                          120.000      119.050          .21
 due 1/17-3/6/2001 (3)
Ford Motor Credit Co. 6.32%-6.50%                                         145.000      143.798          .25
 due 1/31-3/5/2001
Gannett Co., Inc. 6.43%-6.49%                                             125.000      123.921          .22
 due 2/8-2/26/2001 (3)
General Dynamics Corp. 6.49%-6.53%                                         75.000       74.437          .13
 due 1/22-2/27/2001 (3)
General Electric Capital Corp. 6.33%-6.51%                                201.000      199.449          .35
 due 1/23-3/9/2001
General Motors Acceptance Corp. 6.37%-6.51%                               184.400      183.324          .32
 due 1/12-3/5/2001
Gillette Co. 6.33% due 3/12/2001 (3)                                       50.000       49.358          .09
Halliburton Co. 6.45% due 2/20-2/21/2001                                   50.000       49.544          .09
Household Finance Corp. 6.47%-6.53%                                       100.000       99.441          .18
 due 1/24-2/7/2001
IBM Credit Corp. 6.50%-6.54% due 1/2-1/29/2001                             75.000       74.728          .13
Kimberly-Clark Corp. 6.48%-6.51%                                           65.000       64.773          .11
 due 1/18-1/22/2001 (3)
Knight-Ridder, Inc. 6.42%-6.53% due 1/23-2/8/2001                          84.000       83.561          .15
Marsh USA Inc. 6.45% due 3/8/2001 (3)                                     111.000      109.653          .19
Merck & Co., Inc. 6.51%-6.52% due 1/18-1/31/2001                          100.000       99.556          .18
Minnesota Mining and Manufacturing Co. 6.27%                               80.000       78.885          .14
 due 3/19/2001
Motorola, Inc. 6.40%-6.50% due 2/21-2/26/2001                              80.000       79.223          .14
SBC Communications Inc. 6.44%-6.50%                                       110.000      109.336          .19
 due 1/9/2001 (3)
Tribune Co. 6.51%-6.54% due 1/19-2/12/2001 (3)                             60.000       59.665          .11
Verizon Global Funding Inc. 6.50%-6.51%                                   125.000      124.363          .22
 due 1/5-2/13/2001
Wal-Mart Stores, Inc. 6.51% due 1/30/2001 (3)                              50.000       49.728          .09
Wells Fargo & Co. 6.43%-6.49% due 1/31-2/23/2001                           84.500       83.891          .15

Certificates of Deposit  -  0.22%
Morgan Guaranty Trust Co. of New York 6.40%-6.60%                         125.000      125.010          .22
 due 2/5-3/20/2001
Total Short-Term Securities                                                         10,683.271        18.86
   (cost: $10,681.441 million)
Excess of cash and receivables over payables                                           156.202          .27
Total Short-Term Securities, Cash and                                               10,839.473        19.13
 Receivables, Net of Payables
NET ASSETS                                                                          56,650.869       100.00



(1) Non-income-producing security.
(2) Coupon rate may change periodically.
(3) Purchased in a private placement transaction;
    resale to the public may require registration or sale only to qualified institutional buyers.

ADR = American Depositary Receipts

See Notes to Financial Statements

The Investment Company of America
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2000                                                       (dollars in  millions)
Assets:
Investment securities at market
 (cost: $27,228.496)                                                                         $  45,811.396
Short-term securities at market
 (cost: $10,681.441)                                                                            10,683.271
Receivables for--
 Sales of investments                                                      $   241.453
 Sales of fund's shares                                                         74.981
 Forward currency contracts - net                                                 0.000
 Dividends and interest                                                         60.389             376.823
                                                                                                56,871.490
Liabilities:
Payables for--
 Purchases of investments                                                      134.674
 Repurchases of fund's shares                                                   57.619
 Forward currency contracts - net                                                  -
 Dividends on fund's shares                                                        -
 Management services                                                            11.444
 Chase Manhattan Bank                                                              -
 Other expenses                                                                 16.884             220.621
Net Assets at December 31, 2000--
 (authorized capital stock--2,500,000,000 shares)                                            $  56,650.869

Class A shares, $.001 par value:
 Net assets                                                                                  $  56,211.993
 Shares outstanding                                                                          1,809,476,450
 Net asset value per share                                                                   $       31.07
Class B shares, $.001 par value:
 Net assets                                                                                  $     438.876
 Shares outstanding                                                                             14,150,530
 Net asset value per share                                                                   $       31.01

STATEMENT OF OPERATIONS
for the year ended December 31, 2000                                       (dollars in  millions)
Investment Income:
Income:
 Dividends                                                                 $   735.907
 Interest                                                                      554.904       $   1,290.811

Expenses:
 Management services fee                                                       135.760
 Distribution expenses - Class A                                               128.602
 Distribution expenses - Class B                                                 1.731
 Transfer agent fee - Class A                                                   36.727
 Transfer agent fee - Class B                                                     .130
 Reports to shareholders                                                          .887
 Registration statement and prospectus                                           2.398
 Postage, stationery and supplies                                                7.167
 Directors' fees                                                                  .614
 Auditing and legal fees                                                          .122
 Custodian fee                                                                   1.276
 Taxes other than federal income tax                                              .560
 Other expenses                                                                   .296             316.270
 Net investment income                                                                             974.541

Realized Gain and Change in Unrealized
 Appreciation on Investments:
Net realized gain                                                                                3,698.090
Net change in unrealized appreciation
 on investments                                                                                 (2,579.409)
 Open forward currency contracts                                                  0.000
 Net realized gain and change in
  unrealized appreciation
  on investments                                                                                 1,118.681
Net Increase in Net Assets Resulting
 from Operations                                                                             $   2,093.222



STATEMENT OF CHANGES IN NET ASSETS                                         (dollars in  millions)

                                                                            Year ended         December 31
                                                                                   2000               1999
Operations:
Net investment income                                                      $   974.541       $     799.307
Net realized gain on investments                                             3,698.090           5,292.279
Net change in unrealized appreciation
 on investments                                                             (2,579.409)          1,931.502
 Net increase in net assets
  resulting from operations                                                  2,093.222           8,023.088

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                      (892.064)           (807.510)
 Class B                                                                        (2.107)                -
Distributions from net realized gains on investments:
 Class A                                                                    (3,563.960)         (4,829.809)
 Class B                                                                       (21.064)                -
  Total dividends and distributions                                         (4,479.195)         (5,637.319)

Capital Share Transactions:
Proceeds from shares sold                                                    6,216.625           5,697.501
Proceeds from shares issued in
 reinvestment of distributions                                               4,130.694           5,204.804
Cost of shares repurchased                                                  (7,405.706)         (5,690.428)
 Net increase in net assets resulting from
  capital share transactions                                                 2,941.613           5,211.877
Total Increase in Net Assets                                                   555.640           7,597.646

Net Assets:
Beginning of year                                                           56,095.229          48,497.583
End of year (including undistributed
 net investment income: $377.915 and
 $299.609, respectively)                                                   $56,650.869       $  56,095.229

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets- , dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have identical voting except for exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B shares based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended December 31, 2000, non-U.S. taxes paid were $11,358,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends and other receivables and payables were $1,747,000 for the year ended December 31, 2000.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the year in which such amounts are distributed may differ from the year in which the net investment income is earned and net gains are realized by the fund.

As of December 31, 2000, the cost of investment securities for federal income tax reporting purposes was $37,900,615,000. Net unrealized appreciation on investments aggregated $18,594,052,000; $19,803,094,000 related to appreciated securities and $1,209,042,000 related to depreciated securities. During the year ended December 31, 2000, the fund realized, on a tax basis, a net capital gain of $3,699,888,000 on the sale of securities. The tax basis net capital gain exceeds the amount recorded for financial reporting purposes since non-U.S. currency losses realized on the sale of securities are deducted from ordinary income for tax purposes. In addition, a portion of such losses cannot be recognized for tax purposes until the following year.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $135,760,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.390% per annum of the first $1 billion of month-end net assets decreasing to 0.222% of such assets in excess of $71 billion. For the year ended December 31, 2000, the management services fee was equivalent to an annualized rate of 0.243% of month-end net assets.

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $19,507,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended December 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended December 31, 2000, aggregate distribution expenses were $128,602,000, or 0.23% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended December 31, 2000, aggregate distribution expenses were $1,731,000, or 1.00% of net assets attributable to Class B shares.

As of December 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $11,769,000 and $346,000, respectively.

TRANSFER AGENT FEE - A fee of $36,857,000 was incurred during the year ended December 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption in 1993 net of any payments to Directors, were $1,574,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. WARRANTS

As of December 31, 2000, the fund had warrants outstanding which may be exercised at any time for the purchase of 822,026 Class A shares at approximately $5.24 per share. If such warrants had been exercised as of December 31, 2000, the net asset value of Class A shares would have been reduced by $0.02 per share. Warrants to purchase 219 shares were exercised during the year.


6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $11,967,230,000 and $16,308,033,000, respectively, during the year ended December 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended December 31, 2000, the custodian fee of $1,276,000 includes $146,000 that was paid by these credits rather than in cash.

During the year ended December 31, 2000, the fund reclassified $2,064,000 from undistributed net investment income to undistributed net realized gains and $342,378,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of December 31, 2000, net assets consisted of the following:

                                                             dollars in millions
Capital paid in on shares of capital stock                            37,229.663
Undistributed net investment income                                      377.915
Accumulated net realized gain                                            458.500
Net unrealized appreciation                                           18,584.791
Net assets                                                            56,650.869


Capital share transactions in the fund were as follows:

                                                                   Year ended December  31, 2000
                                                                  Amount (in millions)            Shares
Class A Shares:
  Sold                                                                       5,769.801       178,847,762
  Reinvestment of dividends and distributions                                4,108.241       132,121,263
  Repurchased                                                               (7,394.906)     (229,525,161)
   Net increase in Class A                                                   2,483.136        81,443,864
Class B Shares:*
  Sold                                                                         446.824        13,755,990
  Reinvestment of dividends and distributions                                   22.453           730,425
  Repurchased                                                                  (10.800)         (335,885)
   Net increase in Class B                                                     458.477        14,150,530
Total Net Increase in Fund                                                   2,941.613        95,594,394


                                                                   Year ended December  31, 1999
                                                                  Amount (in millions)            Shares
Class A Shares:
  Sold                                                                       5,697.501       174,371,241
  Reinvestment of dividends and distributions                                5,204.804       166,620,357
  Repurchased                                                               (5,690.428)     (174,052,877)
   Net increase in Class A                                                   5,211.877       166,938,721
Class B Shares:*
  Sold                                                                               -                 -
  Reinvestment of dividends and distributions                                        -                 -
  Repurchased                                                                        -                 -
   Net increase in Class B                                                           -                 -
Total Net Increase in Fund                                                   5,211.877       166,938,721

* Class B shares were not offered before March 15, 2000.



PER-SHARE DATA AND RATIOS (1)
                                                                                   Net
                                            Net asset                     gains(losses)
                                                value,         Net        on securities
                                             beginning   investment      (both realized
Year ended                                     of year       income     and unrealized)
Class A:
2000                                             $32.46    $.56 (2)            $.65 (2)
1999                                              31.07          .49                4.45
1998                                              28.25          .48                5.79
1997                                              24.23          .51                6.61
1996                                              21.61          .49                3.66

Class B:
2000                                              31.13     .26 (2)            1.55 (2)


                                                          Dividends
                                           Total from    (from net        Distributions
                                            investment   investment       (from capital
Year ended                                  operations      income)              gains)
Class A:
2000                                              $1.21       $(.52)             $(2.08)
1999                                              4.94         (.51)              (3.04)
1998                                              6.27         (.51)              (2.94)
1997                                              7.12         (.50)              (2.60)
1996                                              4.15         (.50)              (1.03)

Class B:
2000                                              1.81         (.25)              (1.68)


                                                         Net asset
                                                 Total   value, end              Total
Year ended                               distributions      of year              return
Class A:
2000                                            $(2.60)       $31.07               3.84%
1999                                             (3.55)        32.46               16.56
1998                                             (3.45)        31.07               22.94
1997                                             (3.10)        28.25               29.81
1996                                             (1.53)        24.23               19.35

Class B:
2000                                             (1.93)        31.01                5.87



                                                          Ratio of            Ratio of
                                           Net assets,     expenses          net income
                                           end of year   to average          to average
Year ended                               (in millions)   net assets          net assets
Class A:
2000                                           $56,212          .56%               1.74%
1999                                             56,095          .55                1.54
1998                                             48,498          .55                1.65
1997                                             39,718          .56                1.90
1996                                             30,875          .59                2.17

Class B:
2000                                                439    1.34 (3)            1.06 (3)


                                             Portfolio
                                              turnover
Year ended                                        rate
Class A:
2000                                        25.36% (4)
1999                                              27.85
1998                                              24.28
1997                                              26.02
1996                                              19.56

Class B:
2000                                         25.36 (4)


(1) The periods 1996 through 2000 represent, for Class A shares, fiscal years ended December 31. The period ended 2000 represents, for Class B shares, the 291-day period ended December 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended December 31, 2000.


Report of Independent Accountants

To the Board of Directors and Shareholders of The Investment Company of
America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS, LLP

Los Angeles, California
January 31, 2001



2000 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2000, the fund paid a long-term capital gain distribution of $3,585,024,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 67% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2001 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



RESULT OF MEETING OF SHAREHOLDERS
held October 17, 2000

Class A shares outstanding on August 21, 2000   1,719,490,201

Class B shares outstanding on August 21, 2000   7,137,916

Total shares voting on October 17, 2000         1,101,047,473 (64%)


PROPOSAL 1:
ELECTION OF DIRECTORS

DIRECTOR                    VOTES FOR           PERCENT OF SHARES       VOTES            PERCENT OF SHARES
                                                VOTING FOR              WITHHELD         WITHHELD
Charles H. Black            1,088,248,080       99%                     12,799,393       1%

Louise H. Bryson            1,088,657,774       99                      12,389,699       1

Malcolm R. Currie           1,088,392,994       99                      12,654,479       1

Mary Anne Dolan             1,089,050,319       99                      11,997,154       1

Martin Fenton               1,087,934,438       99                      13,113,035       1

James B. Lovelace           1,088,086,769       99                      12,960,704       1

Jon B. Lovelace, Jr.        1,088,091,640       99                      12,955,833       1

John G. McDonald            1,088,787,931       99                      12,259,542       1

Bailey Morris-Eck           1,089,012,226       99                      12,035,247       1

Richard G. Newman           1,088,492,775       99                      12,554,698       1

James W. Ratzlaff           1,089,496,461       99                      11,551,012       1

Olin C. Robison             1,088,950,229       99                      12,097,244       1

James F. Rothenberg         1,089,306,816       99                      11,740,657       1

R. Michael Shanahan         1,089,487,786       99                      11,559,687       1

William J. Spencer          1,088,924,315       99                      12,123,158       1


PROPOSAL 2:
RATIFICATION OF ACCOUNTANTS

VOTES FOR          PERCENT OF       VOTES AGAINST        PERCENT OF          ABSTENTIONS      PERCENT OF
                   SHARES                                SHARES VOTING                        SHARES
                   VOTING FOR                            AGAINST                              ABSTAINING
1,079,619,053      98%              4,726,910            1%                  16,701,510       1%


OFFICES OF THE FUND
AND OF THE INVESTMENT
ADVISER, CAPITAL
RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT
ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THIS FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA  BDC/GRS/4906
Lit. No. ICA-011-0201




The American Funds Group(R)
The Investment Company of America

BOARD OF DIRECTORS

Charles H. Black
Pacific Palisades, California
Private investor and consultant;
former Executive Vice President and
Director, KaiserSteel Corporation

Louise H. Bryson
Los Angeles, California
Director and former
Chairman of the Board,
KCET Public Television

Malcolm R. Currie, Ph.D.
Agoura, California
Chairman Emeritus,
Hughes Aircraft Company

Mary Anne Dolan*
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company);
former Editor, The Los Angeles
Herald Examiner

Martin Fenton*
San Diego, California
Managing Director,
Senior Resource Group, LLC
(development and management
of senior living communities)

James B. Lovelace*
Los Angeles, California
Senior Vice President of the fund
Senior Vice President,
Capital Research and
Management Company

Jon B. Lovelace, Jr.
Los Angeles, California
Chairman of the Board of the fund
Chairman Emeritus,
Capital Research and
Management Company

John G. McDonald
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

Bailey Morris-Eck
Washington, D.C.
Senior Associate, Reuters Foundation;
Senior Fellow, Institute for
International Economics;
Consultant, The Independent of
London; former Vice President,
The Brookings Institution

Richard G. Newman
Los Angeles, California
Chairman of the Board and
Chief Executive Officer, AECOM
Technology Corporation
(architectural engineering)

James W. Ratzlaff
San Francisco, California
Vice Chairman of the
Board of the fund
Retired Senior Partner,
The Capital Group Partners L.P.

Olin C. Robison, Ph.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus,
Middlebury College

James F. Rothenberg*
Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital Research and
Management Company

R. Michael Shanahan
Los Angeles, California
President of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research and
Management Company

William J. Spencer, Ph.D.
Austin, Texas
Chairman of the Board and
Chief Executive Officer,
SEMATECH (research and
development consortium)

*elected at the October 17, 2000 meeting of shareholders.


ADVISORY BOARD MEMBERS

Thomas M. Crosby, Jr.
Minneapolis, Minnesota
Partner, Faegre & Benson (law firm)

Ellen H. Goldberg, Ph.D.
Santa Fe, New Mexico
President, Santa Fe Institute

William H. Kling
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
President, American Public
Media Group

Farzad Nazem**
Redwood City, California
Chief Technical Officer and
Senior Vice President, Engineering
and Site Operations, Yahoo! Inc.

Robert J. O'Neill, Ph.D.
Oxford, England
Chichele Professor of the
History of War;
Fellow of All Souls College,
University of Oxford

Norman R. Weldon, Ph.D.
Evergreen, Colorado
Managing Director, Partisan
Management Group Inc.;
former Chairman of the Board,
Novoste Corporation


OTHER OFFICERS

Gregg E. Ireland
Washington, D.C.
Senior Vice President of the fund
Senior Vice President,
Capital Research and
Management Company

Donald D. O'Neal
San Francisco, California
Senior Vice President of the fund
Senior Vice President,
Capital Research and
Management Company

Joyce E. Gordon
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

Anne M. Llewellyn
Los Angeles, California
Vice President of the fund
Associate, Capital Research and
Management Company

Vincent P. Corti
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and
Management Company

Thomas M. Rowland
Brea, California
Treasurer of the fund
Senior Vice President,
Capital Research and
Management Company

R. Marcia Gould
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

Anthony W. Hynes, Jr.
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

** effective January 1, 2001.


William C. Newton, who has
served ICA over the past 39 years,
has retired. He had been an ICA
portfolio counselor since 1961 and
was President of the fund from
1985 to 1998.

Ann S. Bowers, a Director
since 1991 and a member of the
Advisory Board from 1983 to 1990,
did not stand for election at the
October meeting of shareholders.

Allan E. Gotlieb, a
member of the Advisory Board
during the period 1989-2000,
is retiring from the board.

The Directors thank each of them
for their numerous contributions to
the fund over their years of dedicated
service.